SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 1998

               TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
          (Exact Name of  Registrant as Specified in Charter)


           Delaware               0-20303           13-2846796
(State or Other Jurisdiction   (Commission       (I.R.S. Employer
      of Incorporation)         File Number)     Identification No.)


P.O. Box 382, 4 Hardscrabble Heights, Brewster, New York       10509
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    (Address of Principal Executive Offices)                  Zip Code


  Registrant's telephone number, including area code:  (914) 277-8100
                                                       --------------


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       Former name or former address, if changed since last report


Item 5.    Other Events.
           ------------

       Pending Acquisition of Drake Training Services
       ----------------------------------------------
Corporation and Drake Business Schools Corporation.  On March 26,
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1998, Touchstone Applied Science Associates, Inc. entered into a letter of intent to purchase all of the issued and outstanding capital stock of each of Drake Training Services Corporation and Drake Business Schools Corporation for an aggregate purchase price equal to approximately $2,500,000. The acquisition is currently scheduled for closing on or about July 1, 1998 and is subject to the execution of definitive documentation and the satisfaction of conditions precedent.



                            SIGNATURE


       Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                       TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.




                       By:  /s/ ANDREW L. SIMON
                           ---------------------------------

                            Andrew L. Simon
                            President


Date: April 9, 1998